                                                                   EXHIBIT 23(a)

                        CONSENT OF KPMG PEAT MARWICK LLP


                              ACCOUNTANTS' CONSENT




The Partners
Essex Hospitality Associates IV L.P.


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement (No. #33-96716).


                                                      /s/ KPMG Peat Marwick LLP

Rochester, New York
April 24, 1997
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                                                                   EXHIBIT 23(a)

                        CONSENT OF KPMG PEAT MARWICK LLP


                              ACCOUNTANTS' CONSENT




The Board of Directors of
Essex Partners Inc.


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement (No. #33-96716).


                                                      /s/ KPMG Peat Marwick LLP

Rochester, New York
April 24, 1997